Subsequent Events:	6 Months Ended
Jun. 30, 2020
Subsequent Events
Subsequent Events:

12. Subsequent Events:

  Quarterly Series A Preferred unit cash distribution: On July 21, 2020, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from May 12, 2020 to August 11, 2020. The cash distribution was paid on August 12, 2020, to all Series A preferred unitholders of record as of August 5, 2020.

  Quarterly Series B Preferred unit cash distribution: On July 27, 2020, the Partnership’s Board of Directors declared a cash distribution of $0.546875 per unit on its Series B Preferred Units for the period from May 22, 2020 to August 21, 2020. The cash distribution was paid on August 24, 2020, to all Series B preferred unitholders of record as of August 17, 2020.

  “At the market” equity program: On July 2, 2020, the Partnership entered into an ATM Sales Agreement for the offer and sale of common units representing limited partnership interests, having an aggregate offering price of up to $30.0 million. The Partnership issued and sold under this ATM sales program 122,580 common units resulting in net proceeds of $0.4 million.  On August 19, 2020, the Partnership terminated the above mentioned ATM Sales Agreement and entered into an amended and restated ATM Sales Agreement, for the offer and sale of common units representing limited partnership interests, having an aggregate offering price of up to $30.0 million.